Filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended
Registration No. 333-196254

NUVEEN DOW 30SM DYNAMIC OVERWRITE FUND

SUPPLEMENT DATED OCTOBER 22, 2014

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JULY 30, 2014

1.	The first paragraph of the section “Portfolio Composition—Options Strategy—Risks of Trading Options” is deleted in its entirety and replaced with the following:

Risks of Trading Options. The ability to successfully implement the Acquiring Fund’s primary options strategy depends on the Sub-Adviser’s ability to react appropriately to pertinent market movements, which cannot be assured, and is subject to various additional risks. In implementing its primary options strategy, the Acquiring Fund may write OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally have less market liquidity than exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Acquiring Fund may be required to treat as “illiquid” securities being used to cover certain written OTC options. The OTC options written by the Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation (the “OCC”). In addition, the Acquiring Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

2.	The second paragraph of the section “Portfolio Composition—Other Investments—Illiquid Securities” is deleted in its entirety and replaced with the following:

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board or its delegate.